3rd Quarter Fiscal Year 2014 Earnings Release Parker Hannifin Corporation April 29, 2014 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Safe Harbor Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from current expectations, depending on economic conditions within its mobile, industrial and aerospace markets, and the company's ability to maintain and achieve anticipated benefits associated with announced realignment activities, strategic initiatives to improve operating margins, actions taken to combat the effects of the current economic environment, and growth, innovation and global diversification initiatives. A change in the economic conditions in individual markets may have a particularly volatile effect on segment performance. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments, disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions; ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; the ability to realize anticipated benefits of the consolidation of the Climate and Industrial Controls Group; threats associated with and efforts to combat terrorism; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; competitive market conditions and resulting effects on sales and pricing; increases in raw material costs that cannot be recovered in product pricing; the company's ability to manage costs related to insurance and employee retirement and health care benefits; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates and credit availability. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them unless otherwise required by law. This presentation reconciles (a) sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions & deconsolidation of subsidiaries (Joint Venture with JV Aviation) made within the prior four quarters and the effects of currency exchange rates, (b) cash flow from operating activities and cash flow from operating activities as a percent of sales in accordance with U.S. GAAP to cash flow and cash flow from operating activities as a percent of sales without the effect of a discretionary pension plan contribution, (c) operating margins reported in accordance with U.S. GAAP to operating margins without the effect of restructuring expenses and, (d) earnings per diluted share reported in accordance with U.S. GAAP to earnings per diluted share without the effect of restructuring expenses, impact of the Joint Venture with GE Aviation and asset write downs. The effects of acquisitions, divestitures, currency exchange rates, the discretionary pension plan contributions, restructuring expenses, impact of the Joint Venture with GE Aviation, and impact of the asset write downs are removed to allow investors and the company to meaningfully evaluate changes in sales, and cash flow from operating activities as a percent of sales, operating margins, net income and earnings per diluted share on a comparable basis from period to period. Please visit www.PHstock.com for more information 2

Agenda 3 • CEO 3rd Quarter Highlights • Key Performance Measures & Outlook • CEO Closing Comments • Questions and Answers

Highlights 3rd Quarter FY2014 • Strong Operational Quarter • Adjusted Organic Sales Growth of 3.4% • Positive Order Trends continue • Restructuring Initiatives Progressing • 15% by 2015 on track, well positioned for FY15 • Increasing EPS Midpoint Guidance by $0.10 to $6.50 4

Diluted Earnings Per Share 3rd Quarter FY2014 5 $1.60 $1.68 FY14 Q3 FY13 Q3 As Reported EPS $1.88 $1.69 FY14 Q3* FY13 Q3* Adjusted EPS* *Adjusted for restructuring activities

Influences on Adjusted Earnings Per Share 3rd Quarter FY2014 vs. 3rd Quarter FY2013 6

Sales & Operating Margin 3rd Quarter FY2014 - Total Parker 7 $ in millions 3rd Quarter As Reported Adjusted for Joint Venture FY2014 % Change FY2013 FY2014 % Change FY2013 Sales As reported 3,358$ 1.6% 3,307$ 3,358$ 2.9% 3,263$ Acquisitions 2 0.1% 2 0.1 % Currency (18) (0.5)% (18) (0.6)% Organic Sales 3,374$ 2.0% 3,374$ 3.4 % FY2014 % of Sales FY2013 % of Sales Operating Margin As reported 434$ 12.9% 463$ 14.0 % Restructuring 60 2 Adjusted Margin 494$ 14.7% 465$ 14.1%

Sales & Operating Margin 3rd Quarter FY2014 – Diversified Industrial North America 8 $ in millions 3rd Quarter FY2014 % Change FY2013 Sales As reported 1,455$ 1.9% 1,428$ Acquisitions 2 0.2 % Currency (11) (0.7)% Organic Sales 1,464$ 2.4 % FY2014 % of Sales FY2013 % of Sales Operating Margin As reported 243$ 16.7% 224$ 15.7 % Restructuring 0 1 Adjusted Margin 243$ 16.7% 225$ 15.8%

Sales & Operating Margin 3rd Quarter FY2014 – Diversified Industrial International 9 $ in millions 3rd Quarter FY2014 % Change FY2013 Sales As reported 1,357$ 4.4% 1,301$ Acquisitions - - % Currency (8) (0.6)% Organic Sales 1,365$ 5.0 % FY2014 % of Sales FY2013 % of Sales Operating Margin As reported 127$ 9.4% 158$ 12.2 % Restructuring 59 1 Adjusted Margin 186$ 13.7% 159$ 12.2%

Sales & Operating Margin 3rd Quarter FY2014 – Aerospace Systems 10 $ in millions 3rd Quarter As Reported Adjusted for Joint Venture FY2014 % Change FY2013 FY2014 % Change FY2013 Sales As reported 546$ (5.6)% 578$ 546$ 2.1% 534$ Acquisitions - - % - - % Currency 1 0.1% 1 0.1 % Organic Sales 545$ (5.7)% 545$ 2.0% 534$ FY2014 % of Sales FY2013 % of Sales Operating Margin As reported 64$ 11.7% 80$ 13.9 % Restructuring 0 0 Adjusted Margin 64$ 11.7% 80$ 13.9%

Mar 2014 Dec 2013 Mar 2013 Dec 2012 Total Parker 7%+ 5%+ 7%- 2%- Diversified Industrial North America 6%+ 3%+ 10%- 6%- Diversified Industrial International 5%+ 6%+ 7%- 5%- Aerospace Systems 16%+ 7%+ 0%+ 14%+ Order Rates 11 Excludes Acquisitions, Divestitures & Currency 3-month year-over-year comparisons of total dollars, except Aerospace Systems Aerospace Systems is calculated using a 12-month rolling average

Balance Sheet Summary • Cash • Working capital • Accounts receivable • Inventory • Accounts payable 12

$907 $944 FY14 YTD FY13 YTD Cash Flow from Operating Activities 3rd Quarter YTD FY2014 13 Adjusted Cash Flow From Operating Activities YTD FY2014 % of Sales FY2013 % of Sales As Reported Cash Flow From Operating Activities 817$ 8.4% 719$ 7.5% Discretionary Pension Plan Contribution & Restructuring 90 226 Adjusted Cash Flow From Operating Activities 907$ 9.4% 944$ 9.9%

FY2014 Guidance Increased to $6.50 at Midpoint 14 Sales Growth vs. Prior Year Diversified Industrial North America 2.0% Diversified Industrial International 4.0% Aerospace Systems * -3.0% Total Parker ** 1.5% Segment Operating Margins Diversified Industrial North America 16.6% Diversified Industrial International 11.7% Aerospace Systems 11.8% Total Parker 13.8% Below the Line Items - Excluding Non-Recurring Items Corporate General & Administrative Expense, Interest and Other $461 M Tax Rate Full Year 34.0% Q4 29.0% Shares Diluted Shares Outstanding 151.7 M Adjusted Earnings Per Share Midpoint $6.50 Range $6.40 - $6.60 Sales Growth Adjusted for Joint Venture: * Aerospace Systems Sales Change vs FY2013 is +3% ** Total Parker Sales Change vs FY2013 is +3%

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Appendix • Consolidated Statement of Income • Reconciliation of Net Income and EPS to Adjusted Net Income and Adjusted EPS • Business Segment Information By Industry • Reconciliation of Net Sales to Adjusted Net Sales • Consolidated Balance Sheet • Consolidated Statement of Cash Flows • Supplemental Sales Information – Global Technology Platforms

Consolidated Statement of Income 17 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands except per share amounts) 2014 2013 2014 2013 Net sales 3,358,406$ 3,307,041$ 9,690,556$ 9,587,471$ Cost of sales 2,605,893 2,569,189 7,502,273 7,468,608 Gross profit 752,513 737,852 2,188,283 2,118,863 Selling, general and administrative expenses 407,241 379,690 1,212,807 1,141,912 Goodw ill and intangible asset impairment - - 188,870 - Interest expense 20,594 23,050 62,403 70,775 Other (income), net (4,812) (3,439) (424,693) (31,062) Income before income taxes 329,490 338,551 1,148,896 937,238 Income taxes 86,972 81,959 408,654 259,584 Net income 242,518 256,592 740,242 677,654 Less: Noncontrolling interests 112 32 232 391 Net income attributable to common shareholders 242,406$ 256,560$ 740,010$ 677,263$ Earnings per share attributable to common shareholders: Basic earnings per share 1.63$ 1.72$ 4.96$ 4.54$ Diluted earnings per share 1.60$ 1.68$ 4.88$ 4.46$ Average shares outstanding during period - Basic 149,039,529 149,287,628 149,143,478 149,191,583 Average shares outstanding during period - Diluted 151,739,617 152,360,612 151,562,276 151,853,522 Cash dividends per common share .48$ .43$ 1.38$ 1.25$

Reconciliation of Net Income & EPS 18 Three Months Ended March 31, Nine Months Ended March 31, 2014 2013 2014 2013 Net income 242,518$ 256,592$ 740,242$ 677,654$ Adjustments: Restructuring charges 42,516 1,205 60,830 5,791 Adjusted net income 285,034$ 257,797$ 801,072$ 683,445$ Earnings per diluted share 1.60$ 1.68$ 4.88$ 4.46$ Adjustments: Restructuring charges 0.28 0.01 0.40 0.04 Adjusted earnings per diluted share 1.88$ 1.69$ 5.28$ 4.50$

Business Segment Information By Industry 19 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands) 2014 2013 2014 2013 Net sales Diversif ied Industrial: North America 1,455,212$ 1,428,430$ 4,168,489$ 4,171,089$ International 1,357,513 1,300,585 3,905,159 3,768,617 Aerospace Systems 545,681 578,026 1,616,908 1,647,765 Total 3,358,406$ 3,307,041$ 9,690,556$ 9,587,471$ Segment operating income Diversif ied Industrial: North America 242,998$ 224,487$ 677,824$ 658,993$ International 126,933 158,194 434,541 439,839 Aerospace Systems 63,974 80,080 166,306 194,150 Total segment operating income 433,905 462,761 1,278,671 1,292,982 Corporate general and administrative expenses 38,377 41,410 132,406 126,578 Income before interest and other 395,528 421,351 1,146,265 1,166,404 Interest expense 20,594 23,050 62,403 70,775 Other expense (income) 45,444 59,750 (65,034) 158,391 Income before income taxes 329,490$ 338,551$ 1,148,896$ 937,238$

Reconciliation of Net Sales 20 (Unaudited) Three Months Ended March 31, % (Dollars in thousands) 2014 2013 Change Total net sales 3,358,406$ 3,307,041$ 1.6% Adjustments: Sales related to GE joint venture - 43,731 Adjusted total net sales 3,358,406$ 3,263,310$ 2.9% Aerospace Systems net sales 545,681$ 578,026$ -5.6% Adjustments: Sales related to GE joint venture - 43,731 Adjusted Aerospace Systems net sales 545,681$ 534,295$ 2.1%

Consolidated Balance Sheet 21 (Unaudited) March 31, June 30, March 31, (Dollars in thousands) 2014 2013 2013 Assets Current assets: Cash and cash equivalents 2,095,989$ 1,781,412$ 1,677,319$ Accounts receivable, net 2,098,063 2,062,745 2,017,126 Inventories 1,448,989 1,377,405 1,473,072 Prepaid expenses 183,119 182,669 136,268 Deferred income taxes 122,840 126,955 134,724 Total current assets 5,949,000 5,531,186 5,438,509 Plant and equipment, net 1,827,980 1,808,240 1,829,715 Goodw ill 3,164,175 3,223,515 3,229,827 Intangible assets, net 1,210,967 1,290,499 1,313,990 Other assets 950,236 687,458 859,731 Total assets 13,102,358$ 12,540,898$ 12,671,772$ Liabilities and equity Current liabilities: Notes payable 1,078,846$ 1,333,826$ 1,527,696$ Accounts payable 1,200,466 1,156,002 1,162,125 Accrued liabilities 933,077 894,296 838,376 Accrued domestic and foreign taxes 154,792 136,079 120,352 Total current liabilities 3,367,181 3,520,203 3,648,549 Long-term debt 1,508,611 1,495,960 1,496,026 Pensions and other postretirement benefits 1,306,667 1,372,437 1,693,048 Deferred income taxes 111,508 102,920 127,159 Other liabilities 354,158 307,897 294,582 Shareholders' equity 6,450,996 5,738,426 5,409,058 Noncontrolling interests 3,237 3,055 3,350 Total liabilities and equity 13,102,358$ 12,540,898$ 12,671,772$

Consolidated Statement of Cash Flows 22 (Unaudited) Nine Months Ended March 31, (Dollars in thousands) 2014 2013 Cash flows from operating activities: Net income 740,242$ 677,654$ Depreciation and amortization 253,150 250,574 Stock incentive plan compensation 84,647 65,516 Goodw ill and intangible asset impairment 188,870 - Gain on deconsolidation of subsidiary (412,612) - Gain on sale of businesses - (13,313) Net change in receivables, inventories, and trade payables (52,953) (13,743) Net change in other assets and liabilities 9,263 (258,332) Other, net 6,864 10,443 Net cash provided by operating activities 817,471 718,799 Cash flows from investing activities: Acquisitions (net of cash of $33,932 in 2013) (14,272) (620,647) Capital expenditures (167,371) (214,061) Proceeds from sale of plant and equipment 10,785 24,321 Proceeds from sale of business - 72,190 Proceeds from deconsolidation of subsidiary 202,498 - Other, net (3,382) (9,375) Net cash provided by (used in) investing activities 28,258 (747,572) Cash flows from financing activities: Net payments for common stock activity (120,890) (125,325) Acquisition of noncontrolling interests - (1,072) Net (payments for) proceeds from debt (255,319) 1,186,679 Dividends (206,516) (187,705) Net cash (used in) provided by financing activities (582,725) 872,577 Effect of exchange rate changes on cash 51,573 (4,802) Net increase in cash and cash equivalents 314,577 839,002 Cash and cash equivalents at beginning of period 1,781,412 838,317 Cash and cash equivalents at end of period 2,095,989$ 1,677,319$

Supplemental Sales Information Global Technology Platforms 23 (Unaudited) Three Months Ended March 31, Nine Months Ended March 31, (Dollars in thousands) 2014 2013 2014 2013 Net sales Diversif ied Industrial: Motion Systems $999,742 $971,684 $2,862,396 $2,901,477 Flow and Process Control 1,097,427 1,076,542 3,124,482 3,076,571 Filtration and Engineered Materials 715,556 680,789 2,086,770 1,961,658 Aerospace Systems 545,681 578,026 1,616,908 1,647,765 Total 3,358,406$ 3,307,041$ 9,690,556$ 9,587,471$